HSBC Investor Funds
HSBC Investor Growth Fund

Supplement Dated April 15, 2008
to
the HSBC Investor Funds Prospectus Dated
February 28, 2008

           The HSBC Investor Funds (the “Trust”) Board of Trustees (the “Board”) has determined that it is in the best interest of the HSBC Investor Growth Fund (the “Growth Fund”) and its shareholders to engage Winslow Capital Management Inc. as the new subadviser to the Fund, effective May 12, 2008, and to terminate Waddell & Reed Investment Management Company as subadviser on the same date.

           The Board has also approved a new investment advisory contract between HSBC Investments (USA) Inc. (the “Adviser”) and the Trust increasing the total management fee to 0.68% of the Fund’s average daily net assets for the purpose of providing the Adviser with increased flexibility in hiring subadvisers. The fee to be paid to the Adviser remains unchanged at 0.175% of the Fund’s average daily net assets.

           A special meeting of the Growth Fund’s shareholders will be held on or about May 23, 2008, for the purpose of approving this new investment advisory contract. Shareholders of the Growth Fund as of the close of business on April 18, 2008, the record date set by the Board, will be sent more information in proxy solicitation materials expected to be mailed on or about April 25, 2008.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
FUTURE REFERENCE